Exhibit 10.8

REINSTATEMENT OF AND SECOND AMENDMENT TO
SALE, PURCHASE AND ESCROW AGREEMENT

This REINSTATEMENT OF AND SECOND TO AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (this “Amendment”) is dated as of the 20th day of October, 2006, by and between NORTH ATLANTA REALTY ACQUISITION COMPANY, INC., a Delaware corporation (“Seller”), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company (“Buyer”).

R E C I T A L S:

A.            Seller and Buyer have entered into a certain Sale, Purchase and Escrow Agreement, dated as of September 29, 2006, as amended by that certain Reinstatement Of And First Amendment To Sale, Purchase and Escrow Agreement, dated as of October 16, 2006 (collectively, the “Agreement”).

B.            Pursuant to that certain letter dated October 18, 2006, Buyer terminated the Agreement.

C.            Seller and Buyer now desire to reinstate and amend the Agreement, subject to the following modifications.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             The Agreement is hereby reinstated and shall again be in full force and effect as if the Agreement had never been terminated, subject only to the modifications set forth below.

2.             Section 2.1 of the Agreement is amended by deleting in the first sentence the number “$110,500,000” contained therein and substituting the number “$107,600,000” in lieu thereof.

3.             Seller and Buyer hereby acknowledge that (i) the Investigation Period expired on the date hereof, (ii) Buyer has waived its right to terminate the Agreement pursuant to Sections 5.3.1 and 5.3.2 and (iii) Buyer shall deliver the Additional Funds pursuant to Section 2.1.2 of the Agreement.

4.             Except to the extent expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

5.             This Amendment may be executed in counterparts and all such counterparts when taken together shall constitute one and the same instrument.  Any counterpart copy of this Amendment that is delivered by facsimile to any other party shall be deemed delivered by such sending party upon receipt thereby of a transmission report indicating that such counterpart has been received by the other party.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

SELLER

NORTH ATLANTA REALTY ACQUISITION
COMPANY, INC., a Delaware corporation

By:
Name:
Title:

BUYER

HARVARD PROPERTY TRUST, LLC, a
Delaware limited liability company

By:
Name:
Title:

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